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                                                                      EXHIBIT 21

                                  NOVELL, INC.

                         SUBSIDIARIES OF THE REGISTRANT

     As of October 31, 1997, the following companies were subsidiaries of Novell, Inc.:

                                                                        STATE OF INCORPORATION OR
                             WHOLLY OWNED                               COUNTRY IN WHICH ORGANIZED
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
Fluent, Inc...........................................................    Delaware
Novell de Argentina S.A...............................................    Argentina
Novell Austria........................................................    Austria
Novell Belgium B.V.B.A................................................    Belgium
Novell do Brasil Software Ltda........................................    Brazil
Novell Canada, Ltd....................................................    Canada
Novell Chile..........................................................    Chile
Novell Columbia.......................................................    Columbia
Novell Czech Republic.................................................    Czech Republic
Novell Denmark A/S....................................................    Denmark
Novell Europe, Inc....................................................    Delaware
Novell European Support Center GmbH...................................    Germany
Novell Finland OY.....................................................    Finland
Novell GmbH...........................................................    Germany
Novell Hong Kong......................................................    Hong Kong
Novell Hungary KFT....................................................    Hungary
Novell International, Ltd.............................................    Barbados
Novell Ireland Software Limited.......................................    Ireland
Novell Israel.........................................................    Israel
Novell Italia S.R.L...................................................    Italy
Novell Korea Co., Ltd.................................................    Korea
Novell Latino America Norte, CA.......................................    Venezuela
Novell de Mexico, S.A.DE C.V..........................................    Mexico
Novell Netherland B.V.................................................    Netherlands
Novell New Zealand....................................................    New Zealand
Novell Norge A/S......................................................    Norway
Novell Peru...........................................................    Peru
Novell Polska Sp.Zo.o.................................................    Poland
Novell Portugal Informatica LDA.......................................    Portugal
Novell Pty, Ltd.......................................................    Australia
Novell S.A.R.L........................................................    France
Novell Services Asia Pacific Pty Ltd..................................    Australia
Novell Singapore......................................................    Singapore
Novell Software Development Pvt., Ltd.................................    India
Novell South Africa Propietary Ltd....................................    South Africa
Novell Spain S.A......................................................    Spain
Novell Svenska A.B....................................................    Sweden
Novell Schweiz A.G....................................................    Switzerland
Novell U.K., Ltd......................................................    United Kingdom
Novell Uruguay........................................................    Uruguay
MAJORITY OWNED
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Novell Japan, Ltd.....................................................    Japan
Novonyx, Inc..........................................................    Delaware
Onward Novell Software Pvt., Ltd......................................    India
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